UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of earliest event reported) April 29, 2014

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment and Adoption of Form Award Agreements under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

In February 2014, the stockholders of Quanex Building Products Corporation (the “Company”) approved the adoption of an amendment and restatement of the Company’s 2008 Omnibus Incentive Plan (as approved, the “Restated 2008 Plan”). The Restated 2008 Plan provides those persons who have substantial responsibility for the management and growth of the Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its affiliates. The Restated 2008 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual incentive awards, other stock-based awards and cash-based awards.

For more information related to the contents of the Restated 2008 Plan and the changes approved as part of the amendment and restatement, please see the description of the Restated 2008 Plan under Proposal No. 3 included in the Company’s Definitive Proxy Statement relating to its 2014 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on January 24, 2014 (the “Proxy Statement”), which description of the Restated 2008 Plan is incorporated herein by reference. For the full text of the Restated 2008 Plan, please see Annex A to the Proxy Statement, which is also incorporated herein by reference.

Effective April 29, 2014, the Company has adopted 26 forms of award agreement to be used in connection with the various awards that may be granted to employees, Section 16 officers, key leaders, and non-employee directors of the Company. From time to time in the future, and pursuant to the terms and conditions of these forms of award agreement and the Restated 2008 Plan, the Company’s Board of Directors may grant stock options, restricted stock, restricted stock units, performance shares, performance units, stock appreciation rights, other stock based awards and annual incentive awards.

In reviewing certain of the form agreements attached as Exhibits to this Form 8-K, it is first helpful to explain the drafting convention that has been followed in creating some forms. Many of the award types covered by these forms allow for flexibility in choosing whether the award is (a) settled in cash or settled in stock, and (b) subject to cliff vesting, graded vesting or immediate vesting. To reflect these different choices, brackets and different fonts have been used in certain forms to reflect the language that will be included for a particular “type” of award. As an example, it may be helpful to examine the form of Restricted Stock Unit Agreement for Employees, attached as Exhibit 10.9. This award allows for discretion in deciding whether a particular restricted stock unit is to be settled in stock or cash. As the legend at the bottom of the first page indicates, any language that relates to stock settlement is bracketed in [underlined text]. Any language relating to cash settlement, on the other hand, is bracketed in [bold text]. Thus, in order to use this form to create a Restricted Stock Unit Agreement that is settled in cash, the Board would simply delete any language that appears in [underlined text], and keep all language that appears in [bold text]. A similar convention is used where necessary for those awards that allow for graded vesting, cliff vesting, and immediate vesting.

The various forms of award agreement approved by the Company are attached to this current report on Form 8-K as Exhibits 10.1 through 10.26.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Form of Stock Option Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.2	Form of Stock Option Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.3	Form of Stock Option Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.4	Form of Stock Option Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.5	Form of Restricted Stock Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.6	Form of Restricted Stock Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.7	Form of Restricted Stock Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.8	Form of Restricted Stock Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.9	Form of Restricted Stock Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.10	Form of Restricted Stock Unit Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.11	Form of Restricted Stock Unit Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.12	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.13	Form of Performance Share Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.14	Form of Performance Share Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.15	Form of Performance Share Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.16	Form of Performance Share Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.17	Form of Performance Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.18	Form of Performance Unit Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.19	Form of Performance Unit Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.20	Form of Performance Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.21	Form of Stock Appreciation Right Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.22	Form of Stock Appreciation Right Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.23	Form of Stock Appreciation Right Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.24	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.25	Form of Other Stock Based Award Agreement under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.26	Form of Annual Incentive Award Agreement under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

April 29, 2014	/s/ KEVIN P. DELANEY
(Date)	Kevin P. Delaney Senior Vice President – General Counsel and Secretary

Exhibit Index

10.1	Form of Stock Option Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.2	Form of Stock Option Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.3	Form of Stock Option Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.4	Form of Stock Option Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.5	Form of Restricted Stock Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.6	Form of Restricted Stock Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.7	Form of Restricted Stock Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.8	Form of Restricted Stock Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.9	Form of Restricted Stock Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.10	Form of Restricted Stock Unit Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.11	Form of Restricted Stock Unit Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.12	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.13	Form of Performance Share Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.14	Form of Performance Share Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.15	Form of Performance Share Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.16	Form of Performance Share Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.17	Form of Performance Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.18	Form of Performance Unit Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.19	Form of Performance Unit Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.20	Form of Performance Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.21	Form of Stock Appreciation Right Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.22	Form of Stock Appreciation Right Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.23	Form of Stock Appreciation Right Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.24	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.25	Form of Other Stock Based Award Agreement under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.26	Form of Annual Incentive Award Agreement under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended